SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                              FORM 8-K

                          CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        February 15, 2015
                         Date of Report
                 (Date of Earliest Event Reported)

               HOVERINK INTERNATIONAL HOLDINGS INC.
        (Exact Name of Registrant as Specified in its Charter)

                 SKY RUN ACQUISITION CORPORATION
        (Former Name of Registrant as Specified in its Charter)

 Delaware                   000-55055               46-3590875
(State or other                                    (IRS Employer
jurisdiction         (Commission File Number)   Identification  No.)
of incorporation)

              11601 Wilsire Boulevard, Suite 2200
                  Los Angeles, California 90025
          (Address of Principal Executive Offices)

                      215 Apolena Avenue
                Newport Beach, California 92662
        (Former Address of Principal Executive Offices)

                        866-755-5994
                (Registrant's Telephone Number)

ITEM 3.02 Unregistered Sales of Equity Securities

     On February 16, 2015, Hoverink International Holdings Inc. (formerly Sky Run Acquisition Corporation) (the "Registrant" or the "Company") issued 13,372,000 shares of its common stock pursuant to Section 4(2) of the Securities Act of 1933 at par representing 96.3% of the total outstanding 13,872,000 shares of common stock as follows:

The Cyrus Sajna & Davidra Sajna Revocable Living Trust       3,480,000
Davidra Nicole Sajna                                         2,840,000
Debbie Mae Carter                                            2,640,000
Dr Neil W. Gallagher                                         1,960,000
Victor K. Sapphire                                	       740,000
Metroplex Economic Development Corporation                     490,000
Word of God Fellowship Inc.                      	        60,000
Parents Defeating Autism                                        55,000
Karen Kimble-Sykes                               		10,000
Crockett Benjamin Carter                                        75,000
Arquilla Jean Garrett                            		15,000
Health & Charity Outreach                                       25,000
Geraldine Neuchurch                              		10,000
Audril Neuchurch                            	                10,000
Randall Jones                                   	       106,000
James Borchert                                   		55,000
Laurette Nevills                                 		11,000
Janice Carol Savage                             	       300,000
Save Our Children                          		       125,000
Ruby Jewell Neal                                 		15,000
Joseph Williams                                  		45,000
Adrian Williams                                  		25,000
Catrina Moak                                	                25,000
Brandon Eugene Smith                             		15,000
Marneisha Renee Prince                           		10,000
Breana Meshuan Williams                                         50,000
Rebekah Fawn Hasty                               		25,000
Charlotte Ann Prater                             		25,000
Sharonda Mchenry                            			20,000
Pentecostal Temple                               		10,000
Peggy Ann Sajna                                  		10,000
Charles Douglas Stewart                               		10,000
Tonia Theresa Castille                           		10,000
Amy Bower                                   	                10,000
Tyler Bower                                 	                30,000
Meshelle Lance Peavler                           		10,000
Christina Flowers                                		10,000
Kenisha Williams-Turner                                         10,000

   With the issuance of the shares and the redemption of 19,500,000 shares of stock (discussed below), the Company effected a change in its control and the shareholder(s) elected new management of the Company. The Company may develop its business plan by future acquisitions or mergers but no agreements have been reached regarding any acquisition or other business combination. The Company changed its name as part of the change in control. If the Company makes any acquisitions, mergers or other business combination, the Company will file a Form 8-K but until such time the Company remains a shell company.

ITEM 5.01    Changes in Control of Registrant

   On February 15, 2015, the following events occurred which resulted in a change of control of the Registrant:

   1. The Registrant redeemed an aggregate of 19,500,000 of the then 20,000,000 shares of outstanding stock at a redemption price of $.0001 per share for an aggregate redemption price of $1,950. The then current officers and directors resigned.

   3.   New officer(s) and director(s) were appointed and elected.

   The disclosure required by Item 5.01(a)(8) of Form 8-K was previously filed with the Securities and Exchange Commission on Form 10-12G filed on September 30, 2013 as amended and supplemented by the information contained in this report.

   The Registrant anticipates that it will develop its business with a combination with Hoverink, Inc, a private company which is developing a family entertainment and fun recreation center consisting of a "hover flight" rink. whereby the participant dons special shoes which are attached to a hover board. The hover board then elevates to approximately 4 to 19 inches and provides a controlled hover board flight in a designated hover lane. The Hoverink Control Tower monitors, measures and otherwise controls the hover flight. Participants are required to participate in the flight school which consists of three 15 minute training sessions in hover board flight including use of the rafting agent who assists the hover board participant into the hover board lane. No agreement has yet been entered into between the company and Hoverink, Inc.

ITEM 5.02    Departure of Directors or Principal Officers;
             Election of Directors

   On February 15, 2015, James M. Cassidy resigned as the Registrant's president, secretary and director.

   On February 15, 2015, James McKillop resigned as the Registrant's vice president and director.

   On February 15. 2015, Debbie Mae Carter was named Chief Executive Officer and Treasurer of the Registrant

   On February 15, 2015, the following persons were named as directors of the Registrant:

             Debbie Mae Carter
             Cyrus Sajna
             Davidra Nicole Sajna

   Debbie Mae Carter serves as the Chief Executive Officer, Treasurer and a director of the Company. Ms. Carter currently works with Equinox Securities, an advisory firm founded in 2008, as an account manager. She holds the Series 7, the Series 63 and insurance licenses. She is also licensed with the NMLS as a mortgage banker and has a real estate license. Ms. Carter has experience in the financial services and investment bank industries. In the financial services industry, Ms. Carter has a strong focus on managing assets and raising capital with an emphasis on analysis and research and has advised and managed small businesses and taught financial continuing education classes at local universities. Ms. Carter has been a call in radio host on KRLD and WBAP in a financial advisor capacity and interviews frequently live on Daystar Television Network to discuss charitable gifting strategies and estate planning options. She has developed and presented numerous 60 to 90 second spots for Daystar Television Network on presenting charitable gifting strategies. Mr. Carter's current focus is assisting in generating monthly cash flow for clients through selling or writing options on stocks and indexes as well as helping to raise capital and to gather assets through estate planning techniques. Ms. Carter has a Bachelor of Science in Education with a minor in mathematics. In addition, Ms. Carter completed four years education at Westbrook University and two years internship to become a licensed Naturopathic Doctor. She is currently in her third year of to obtain her Juris doctor degree.

   Cyrus Sajna serves as a director of the Company and was founder of Hoverink, the private company. Mr. Sajna studied biology/premed at Chicago State University and attended trading seminars at the Chicago Mercantile Exchange where he learned to pit trade the S&P 500. Mr. Sajna began developing the private company, Hoverink, in 2008. Mr. Sajna is knowledgeable in the securities laws and regulations effecting reporting company

   Davidra Nicole Sajna serves as a director of the Company. Ms. Sajna studied business management at Texas State University at San Marcos, Texas and received her Associates of Science Degree in Business Administration. Ms. Sajna has worked with Hoverink, the private company since its founding.

                    SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                                  HOVERINK INTERNATIONAL HOLDINGS INC.


Date: February 15,  2015          Debbie Mae Carter
                                  Chief Executive Officer